UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2016

APACHE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On May 12, 2016, the stockholders of Apache Corporation (“Apache” or the “Company”) voted to approve Apache’s 2016 Omnibus Compensation Plan (the “2016 Plan”). The 2016 Plan was adopted by Apache’s Board of Directors (the “Board”) on February 3, 2016. The maximum aggregated number of shares of Apache common stock that may be granted for any and all awards under the 2016 Plan shall not exceed 25,500,000 shares of Apache common stock, par value $0.625 per share, plus the number of shares of Apache common stock subject to outstanding awards under Apache’s 2011 Omnibus Equity Compensation Plan (the “2011 Plan”) that on or after May 12, 2016, cease for any reason to be subject to such awards, other than as a result of the exercise or settlement of such awards or the related tax withholding obligations. The Management Development and Compensation Committee of Apache’s Board is charged with the administration of the 2016 Plan and the 2011 Plan.

The foregoing description of the 2016 Plan is qualified in its entirety by reference to the 2016 Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Apache held on May 12, 2016, there were 378,531,181 shares of Apache common stock, par value $0.625 per share, eligible to vote, of which 345,880,032 shares, or 91.37 percent, were voted.

The matters voted upon, the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below:

•	The following nominees for directors were elected to serve one-year terms expiring at the 2017 annual meeting of stockholders, by the majority of shares voted, excluding abstentions:

Nominee	For	Against	Abstentions	Broker Non-Votes
Annell R. Bay	314,699,440	2,937,389	581,733	27,661,470
John J. Christmann IV	315,882,296	1,931,573	404,693	27,661,470
Chansoo Joung	315,263,986	2,383,296	571,280	27,661,470
William C. Montgomery	313,332,091	4,296,979	589,492	27,661,470

•	The appointment of Ernst & Young LLP as Apache’s independent auditors for fiscal year 2016 was ratified by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
342,552,189	2,830,904	493,839	3,100

•	In a non-binding advisory vote on the compensation of Apache’s named executive officers as disclosed in Apache’s 2016 proxy statement (commonly known as “say on pay”), the compensation of Apache’s named executive officers was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
304,938,203	11,955,912	1,319,595	27,666,322

•	Apache’s 2016 Omnibus Compensation Plan was approved by the majority of shares voted, including abstentions:

For	Against	Abstentions	Broker Non-Votes
304,879,464	12,916,830	417,416	27,666,322

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.		Description
10.1	–	Apache Corporation 2016 Omnibus Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: May 16, 2016	By:	/s/ Cheri L. Peper
Name: Cheri L. Peper
Title: Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.		Description
10.1	–	Apache Corporation 2016 Omnibus Compensation Plan